UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 15, 2005


                           Commission File Number 000-29743
                                                  ---------


                       Internal Hydro International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Nevada                                            88-0409143
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(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                         Identification Number)


            607 W. MARTIN LUTHER KING Jr. Blvd., TAMPA, FLORIDA 33603
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                    (Address of principal executive offices)


                                 (813) 231-7122
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                (Registrant's Executive Office Telephone Number)


Section 8 - Other Events

     Item 8.01 Other Events

     IHDR announces that due to the need to complete the public company asset valuation for posting to the annual report, the reassessment of the merger and present control of the public company to the previous partners of the private company, and the acquisition of private company technology, the Company announces that the Company's annual report will be filed after April 15, 2005. This filing beyond the April 15, 2005 date is due to the need to complete the company's asset valuation for inclusion in the annual report. After discussions with the Company's accountants and auditors it was determined that the January 2, 2004 acquisition of Internal Command International, Inc. had to be reclassified pursuant to the Company's accounting practices.

     IHDR, with the assistance of the audit team announces that that term of the original merger of the former private company, Internal Command International, Inc.(ICI), and the public company, Home Services International, Inc. (HSVI), which originally occurred on January 2, 2004, has resulted in the merger of the two companies to be considered a takeover, reverse merger, of the public company
(HSVI) by the owners of the private company (ICI). With the five partners of ICI receiving a sum of 5,000,000 shares of preferred stock, with one quarter (1/4) voting power. This transaction had previously been treated as an acquisition, however, with the conversion of these shares to common shares, the transaction is now considered to be a reverse merger. As such, the quarterly reports are being amended to reflect this change in control, as well as those other items cited herein.

     This   reclassification   in  no  way  indicates  any   impairment  of  the
corporation, its business plan, or operations.

     In 2004, with the combination of the two companies, the asset value of the technology was assessed at over $18,000,000, as established by IPA Advisors. The Company has retained Evans and Evans, a certified public valuation firm to reassess the value of the technology, with the issuance of the patent, the news status as a public company, and contractual obligations to the company, as called for under the audit rules. This valuation is required for inclusion in the 2004 annual report.


Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNAL HYDRO INTERNATIONAL, Inc.
April 15, 2005                       By:

                                     /s/ Craig A. Huffman
                                     -------------------------------
                                         Craig A. Huffman
                                         Chief Executive Officer & President